Summary Prospectus

May 1, 2022

Mid Cap Value Fund
Share Class	•	Ticker
Investor	•	HRMDX
Institutional	•	HNMDX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Statement of Additional Information, online at heartlandadvisors.com/Resources. You can also get this information at no cost by calling 1-800-432-7856, or by sending an email request to Social.admin@heartlandfunds.com. The Fund’s current Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this Summary Prospectus.

INVESTMENT GOAL

The Mid Cap Value Fund seeks long-term capital appreciation and modest current income.

FEES AND EXPENSES OF THE MID CAP VALUE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor or Institutional Class Shares of the Mid Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25(1)	None
Other Expenses	0.17	0.23
Total Annual Fund Operating Expenses	1.17	0.98
Fee Waiver and/or Expense Reimbursement	(0.07)	(0.13)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.10	0.85

(1) Investor Class Shares are subject to an annual distribution fee of up to 0.25% pursuant to a reimbursement plan adopted under Rule 12b-1. The maximum rate of the Rule 12b-1 fee may not be incurred in a given year.

(2) Pursuant to an operating expense limitation agreement between Heartland Advisors and Heartland Group, Inc., on behalf of the Fund, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least April 5, 2024, and subject to the annual renewal of the agreement by the Board of Directors thereafter. This operating expense limitation agreement can be terminated only with the consent of the Board of Directors.

Example. This example is intended to help you compare the cost of investing in the Mid Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the previous table is reflected through April 5, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$112	$357	$630	$1,406
Institutional Class Shares	87	286	516	1,176

Portfolio Turnover

The Mid Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies OF THE MID CAP VALUE FUND

Under normal circumstances, at least 80% of the Mid Cap Value Fund’s net assets are invested in common stocks and other equity securities of mid-capitalization companies. For purposes of this test, Heartland Advisors considers companies in the market capitalization range of the Russell Midcap® Value Index as mid-capitalization companies. As of May 7, 2021, the market capitalization range of the companies in the Russell Midcap® Value Index was $3.5 billion to $45.8 billion. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

The Mid Cap Value Fund invests primarily in a concentrated number (generally 40 to 60) of mid-capitalization common stocks selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. A majority of its assets are generally invested in dividend-paying common stocks.

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk. The 10 Principles of Value Investing™ are: catalyst for recognition, low price in relation to earnings, low price in relation to cash flow, low price in relation to book value, financial soundness, positive earnings dynamics, sound business strategy, capable management and insider ownership, value of the company, and positive technical analysis.

Principal Risks OF THE MID CAP VALUE FUND

The Mid Cap Value Fund is designed for investors who seek long-term capital appreciation from mid-capitalization stocks that may produce modest dividend income to the Fund. It is constructed as a core value holding for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

The principal risk of investing in the Mid Cap Value Fund is that its share price and investment return will fluctuate, and you could lose money. Additional principal investment risks of the Fund include:

-	Management Risk. The ability of the Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Fund.

-	General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

-	Common stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

-	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

-	SMALLER COMPANY SECURITIES risk. Common stocks of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

-	Limited Portfolio Risk. As the Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s NAV and investment return.

-	Recent Market Events. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation and the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions and growth concerns in the U.S. and overseas. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding inflation, interest rates, political events, military conflicts, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Continuing market volatility may have an adverse effect on the Fund. Heartland Advisors will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

-	Sector Risk. Although Heartland Advisors selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with less weighting in that sector.

-	TAX LAW change RISK. Tax law is subject to change, possibly with retroactive effect, or to different interpretations. In particular, Congress is considering substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

An investment in the Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund’s share price will fluctuate.

Past PeRformance

The following tables show historical performance of the Mid Cap Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund’s Investor Class Shares have varied from year to year. Table II shows how the Fund’s average annual total returns compare to those of a securities market index. Past performance (before and after taxes) does not guarantee future results. Updated performance information for the Fund is available on the Fund’s website at heartlandadvisors.com or by calling 1-800-432-7856.

tABLE I

Mid cap Value Fund - Investor Class Shares - Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
4th Quarter of 2020…..25.49%	1st Quarter of 2020…..-31.62%

tABLE II

mid cap Value Fund - Average Annual Total Returns [for the periods ended 12/31/21]

	One Year	Five Years	Lifetime (since 10-31-2014)
INVESTOR CLASS SHARES:
Return Before Taxes	28.12%	11.15%	10.62%
Return After Taxes on Distributions	21.09	8.89	8.94
Return After Taxes on Distributions and Sale of Fund Shares	19.72	8.30	8.16
INSTITUTIONAL CLASS SHARES:
Return Before Taxes	28.39	11.43	10.89
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	28.34	11.22	10.11

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, after-tax returns are shown only for Investor Class Shares, and after-tax returns for the Institutional Class Shares will vary. The differences in before-tax returns and after-tax returns on distributions and sale of Fund shares are due to adjustments incorporated into the after-tax returns for qualified taxable dividend income and qualifying foreign tax credits.

Investment Advisor

Heartland Advisors serves as the investment advisor to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, which consists of Colin P. McWey, William (“Will”) R. Nasgovitz and Troy W. McGlone.

Mr. McWey has served as a Portfolio Manager of the Mid Cap Value Fund since its inception in October 2014. Mr. McWey is a Vice President and Portfolio Manager with Heartland Advisors.

Mr. Will Nasgovitz has served as a Portfolio Manager of the Mid Cap Value Fund since February 2015. Mr. Will Nasgovitz is the Chief Executive Officer and a Director of Heartland Advisors and Chief Executive Officer, President and a Director of Heartland Funds.

Mr. McGlone, CFA, has served as a Portfolio Manager of the Mid Cap Value Fund since January 2021. Mr. McGlone is a Vice President and Portfolio Manager with Heartland Advisors.

Purchase and sale of Fund shares

The Fund imposes minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from the Fund.

	Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
Mid Cap Value Fund	$1,000	$500	$500

(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The minimum purchase requirement for an initial investment in Institutional Class Shares, including for IRAs, is $500,000. This minimum may be waived for certain accounts.

Subsequent purchases of Investor Class and Institutional Class Shares, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your shares in any of the following ways:

By Mail

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing).

By Internet

You may redeem shares by accessing your account online at heartlandadvisors.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

Tax information

The Fund intends to make distributions, which may be subject to federal, state, and local taxes as ordinary income or long-term capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Heartland Funds, Heartland Advisors, or any of their respective affiliates may pay the intermediary for the sale of a Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Distributed by ALPS Distributors, Inc.

790 North Water Street, Suite 1200, Milwaukee, WI 53202

heartlandadvisors.com 1-800-432-7856

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